UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2009

Palmetto Bancshares, Inc. (Exact name of registrant as specified in its charter)

South Carolina	0-26016	74-2235055
State or other jurisdiction of incorporation	Commission File Number	IRS Employer I.D. number

306 East North Street, Greenville, South Carolina		29601
Address of principal executive offices		Zip Code

(864) 984-4551 Registrant's telephone number
N/A (Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS;
ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS;
COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b) On April 15, 2009, Paul W. Stringer, The Palmetto Bank’s Chairman and Chief Executive Officer announced that W. Michael Ellison, a 2008 Named Executive Officer as reported in Palmetto Bancshares, Inc.’s Preliminary Proxy Statement filed with the Securities and Exchange Commission on April 6, 2009, accepted a transfer of duties effective May 1, 2009.  On this date, Mr. Ellison will transition from his current position as Executive Vice President, Chief Credit Officer to his new position as Executive Vice President, Commercial Lending (Laurens / Greenwood Region).

On April 15, 2009, Mr. Stringer also announced that John R. Hanson accepted a transfer of duties effective May 1, 2009.  On this date, Mr. Hanson will transition from his current position as Senior Vice President, Consumer Lending to his new position as Executive Vice President, Chief Credit Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALMETTO BANCSHARES, INC.

By:

 /s/ Paul W. Stringer

 Paul W. Stringer

 President and Chief Operating Officer

 Chief Accounting Officer

Date:   April 17, 2009